UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	January 31, 2008

Saia, Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	0-49983	48-1229851
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

11465 Johns Creek Parkway, Suite 400, Johns Creek, Georgia		30097
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	770-232-5067

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 1.01 Entry into a Material Definitive Agreement.

On February 1, 2008 the Compensation Committee of the Board of Directors of Saia, Inc. (the "Company") approved and the Company entered into a restricted stock agreement with each of Richard D. O’Dell and Anthony D. Albanese. The Restricted Stock Agreements are attached hereto as Exhibit 10.1 and 10.2 and incorporated by reference into this Item 1.01. The following is a brief description of the terms and conditions of the restricted stock agreements with these officers and is qualified in its entirety by reference to the restricted stock agreements as attached hereto:
• Mr. O’Dell received 34,000 shares of restricted stock under the restricted stock agreement;
• Mr. Albanese received 17,000 shares of restricted stock under the restricted stock agreement;
• Twenty-five percent of the shares of restricted stock vest on February 1, 2011 if the awardee has been continuously in the service of the Company since the date of the award;
• A cumulative of 50 percent of the shares of restricted stock vest on February 1, 2012 if the awardee has been continuously in the service of the Company since the date of the award;
• A cumulative of 100 percent of the shares of restricted stock vest on February 1, 2013 if the awardee has been continuously in the service of the Company since the date of the award;

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

On November 30, 2007, the Company issued $25 million in Senior Notes (November 2007 Senior Notes) under the Senior Notes Master Shelf Agreement (Master Shelf Agreement) dated as of September 20, 2002 as amended (incorporated herein by reference to Exhibit 10.3 of Saia, Inc.’s Form 10-Q (File No. 0-49983) for the quarter ended September 30, 2002; Exhibit 10.1 of Saia, Inc.’s Form 8-K (File No. 0-49983) filed on April 21, 2005; Exhibit 10.2 of Saia, Inc.’s Form 8-K (File No. 0-49983) filed on April 29, 2005; and Exhibit 10.3 of Saia, Inc.’s Form 8-K (File No. 0-49983) filed on July 7, 2006). The November 2007 Senior Notes are unsecured and have a fixed interest rate of 6.14 percent. Payments due under the November 2007 Senior Notes are interest only until June 30, 2011 and at that time semi-annual principal payments will begin with the final payment due January 1, 2018.
On January 31, 2008, the Company issued $25 million in Senior Notes (January 2008 Senior Notes) under the Master Shelf Agreement. The January 2008 Senior Notes are unsecured and have a fixed interest rate of 6.17 percent. Payments due under the January 2008 Senior Notes are interest only until June 30, 2011 and at that time semi-annual principal payments will begin with the final payment due January 1, 2018. The issuance of the January 2008 Senior Notes exhausts the capacity remaining under the Master Shelf Agreement.
The November 2007 Senior Notes and the January 2008 Senior Notes are subject to the same financial covenants as the existing Senior Notes.

Item 9.01 Financial Statements and Exhibits.

10.1 Restricted Stock Agreement dated as of February 1, 2008 entered into between Saia, Inc. and Richard D. O’Dell

10.2 Restricted Stock Agreement dated as of February 1, 2008 entered into between Saia, Inc. and Anthony D. Albanese

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Saia, Inc.

February 6, 2008	By:	James A. Darby

Name: James A. Darby
Title: Vice President of Finance and Chief Financial Officer

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Exhibit Index

Exhibit No.	Description

10.1	10.1 Restricted Stock Agreement dated as of February 1, 2008 entered into between Saia, Inc. and Richard D. O’Dell
10.2	10.2 Restricted Stock Agreement dated as of February 1, 2008 entered into between Saia, Inc. and Anthony D. Albanese